UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

PAN GLOBAL, CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-167130	27-2473958
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

123 W. Nye Lane, Suite 455 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 983-1623

N/A

(Former name or former address, if changed since last report.)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.SEClawyerFL.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Assignment and Assumption Agreement

On February 19, 2015, Pan Global, Corp., a Nevada corporation (the “Company”), through its wholly-owned subsidiary, Pan Asia Infratech, Corp., a Nevada corporation (“Pan Asia”), entered into an Assignment and Assumption Agreement, dated February 19, 2015 (the “Assignment Agreement”), with P2 Solar, Inc., a Delaware corporation (“P2 Solar”).

Pursuant to the Assignment Agreement, the Company assigned to P2 Solar all of the Company’s right, title and interest in and to the Company’s Stock Purchase Agreement, dated October 28, 2013 (the “Purchase Agreement”), by and among Pan Asia, Regency Yamuna Energy Limited, an India corporation (“RYEL”), and the RYEL stockholders, and the related transactions documents, in consideration for an aggregate of 10,000 shares of Series A Preferred Stock of P2 Solar.

Under the Purchase Agreement, the Company had agreed to purchase, in a series of tranches, 100% of the outstanding equity of RYEL in consideration for an aggregate purchase price of 387,500,000 Indian Rupees (“Rs.”) ($6,352,459), subject to the terms and conditions set forth in the Purchase Agreement and related documents.

As of the date hereof, the Company has purchased, and continues to own, an aggregate of 1,965,540 common shares of RYEL, representing approximately 9.93% of the outstanding shares of RYEL, in consideration of Rs. 28,501,780 ($463,992).

RYEL consented to the terms and conditions of the Assignment Agreement between Pan Asia and P2 Solar.

The Company’s decision to assign its rights and obligations under the Purchase Agreement resulted from its lack of sufficient capital.

Item 2.01 Termination of a Material Definitive Agreement.

As a result of the Assignment Agreement described above, the Company will not have any on-going financial or other obligations under Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Stock Purchase Agreement, dated October 28, 2013, by and among Regency Yamuna Energy Limited, Mr. Arun Sharma, the Selling Stockholders and Pan Asia Infratech, Corp.

10.2	Assignment and Assumption Agreement, dated February 19, 2015, by and between Pan Asia Infratech, Corp and P2 Solar, Inc.

*      Filed as an Exhibit to the Form 8-K filed by the Registrant on October 29, 2013 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAN GLOBAL, CORP.

Dated: February 20, 2015	By:	/s/ BHARAT VASANDANI
Bharat Vasandani
Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)